Exhibit 99.2

Goldman Sachs 2003 Global Consumer Products Conference May 21, 2003

Forward-looking statement disclaimer During the course of our discussion today, we will make statements that constitute projections, expectations, beliefs or similar forward-looking statements. We would like to caution you that the Company's actual results could differ materially from the results anticipated or projected in these forward-looking statements. Additional detailed information concerning important factors that could cause Del Monte's actual future results to differ materially from the information we will give you today is included in our public filings, which are available on the SEC's EDGAR database.

Management representatives Rick Wolford, Chairman & Chief Executive Officer 36 years in the food industry, 6 years at Del Monte Dave Meyers, Chief Financial Officer 30 years in the food industry, 14 years at Del Monte Tom Gibbons, Senior Vice President & Treasurer 33 years in the food industry, 29 years at Del Monte

"Del Monte Foods - for the way your family eats today"

Executive summary Del Monte Foods post-merger is a faster-growing, better-positioned, more profitable and stronger cash-generating company The merger augments an already proven business platform which is strategically focused on the U.S. dry grocery, retail food market (90% of sales) All integration initiatives are progressing well as we create a single, unified company; most major milestones will be complete by the end of F04 Del Monte's stronger platform has enabled our 5 core strategies to already begin to drive shareholder value creation In F04, we will have improved performance driven by our 5 core strategies 2-4% of revenue growth 6-9% of EPS growth Source: Internal company financials

Merger rationale Immediately improve financial strength Transaction immediately reduced leverage Increased FCF to ~$200M per year, allowing for rapid debt pay-down EBITDA tripled EBITDA margins improved from 12% to 15% Develop significantly more scale with similar businesses focused on the U.S. dry grocery, retail industry Increased importance to the U.S. grocery retailer through deeper penetration in important, traffic-generating categories Leveraging operational similarities to eliminate inefficiencies/ reduce costs (e.g. supply chain, sales and marketing) Leverage legacy Del Monte capabilities/position to improve new business performance Leveraging a shared go-to-market platform to drive faster growth Using strong cash flow to invest in growing the new businesses Leveraging legacy Del Monte brand strength and strong retailer relationships Applying strong Del Monte management expertise and performance track record Ability to quickly integrate the businesses Get all of these benefits faster Rationale Benefit The merger provides many benefits to Del Monte Grow the business faster Higher representation in growth categories will support faster revenue growth

F03 Business update No customer disruptions or business interruptions in first 6 months of merger All integration initiatives tracking to or ahead of schedule Integration savings and spending estimates are also tracking plan $50M in synergy savings $75M in one-time expenses $50M in capital expenditures Business performance in our major businesses over the last 6 months has generally been as anticipated Source: Internal company financials

Business overview 1 Includes soup category sales of $3.0B and Infant Feeding category sales of $0.9B Note: LTM is as of September 30, 2002 for Del Monte and October 31, 2002 for Heinz businesses Source: Internal company financials, ACNielsen Leading brands Category size (2002) $4.0B $12.1B $1.1B $3.9B1 Del Monte is now a $3B+ company with 4 primary business units LTM sales (2002) LTM Sales $3.1B Del Monte Brands $1.3B Pet Products $0.9B Seafood $0.6B Soup and Infant Feeding $0.3B LTM Adj. EBITDA $0.5B

Each BU driven by specific strategies Del Monte Brands Pet Products Seafood Soup and Infant Feeding Continue to focus on core businesses (Kibbles 'n Bits, 9Lives, Pet Snacks, selected private label) and leverage competitive advantages Drive new product innovation Deliver "best ever" quality levels Re-position brands based on palatability Increase marketing spend to drive trial Manage basic execution/downsizing of non-core pet Continue to manage costs down to fund investment in core businesses Expand value-added product offering Lead new product innovation Continue to drive awareness and trial of Tuna pouch Further improve canned tuna business Improve canned tuna processes and product quality Continue to optimize the canned tuna product supply chain Grow private label soup Build distribution/maximize assortment Expand product innovation Grow College Inn broth Re-launch Infant Feeding (e.g. Del Monte brand or value positioning) Leverage leadership share positions Drive new product and packaging innovations Further leverage the growth of non-traditional grocery channels Continue to invest in in-store merchandising and co-marketing programs Further improve cost position

A stronger platform post-merger, combined with 5 core strategies, will drive shareholder value Del Monte Foods overall framework for shareholder value creation - F04 and beyond 1 2 3 4 5 Shareholder value-creation opportunity Five value-adding strategies = Stronger platform +

Business overview – stronger platform

The New Del Monte Foods has a stronger business platform post-merger

Platform element	Support
Strong, expanded portfolio composed of both growth and stable base businesses in large, healthy categories	• **Large:** Large, important categories to retailer • **Healthy:** 29% of business segments have growth of 7% per year, remainder are stable • **Strong positions:** 54% of Del Monte sales are in #1 brands
All dry grocery product lines share common management disciplines	• **Same:** Sales, Marketing, Finance, IT • **Similar:** R&D, Procurement, Manufacturing
Proven go-to-market infrastructure serving all the U.S. retail channels' needs	• **Distribution:** 99%+ ACV on all core products • **Supply chain efficiency:** Operating expense is 5.2 points lower than peer average • **Brand power:** In 8 out of 10 homes
Superior margins and strong cash flow to re-invest in the business and reduce debt	• **Strongest margin:** Highest EBITDA margin among peers • **FCF:** ~$400M[1] in FCF between closing of merger (Dec. 02) and Apr. 04. In excess of $200M[1] of FCF in F04
Strong management team focused on the U.S. market	• **Superior track record:** Drove revenues, margins and ROIC faster than most peers since '98 • **Strong management talent:** Excellent operating expertise in all Business Units

DEL MONTE FOODS

1 Before $25M in integration expenses in F04
Source: Internal company financials, ACNielsen Scantrack and Panal data

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Total portfolio composed of growth, base and non-strategic segments Percent 29% of sales are in "growth-oriented" segments with another 67% in base segments, both are healthy 100% = $3.1 billion (2002) Growth segments Tuna pouch Pet snacks (core) Dry pet food (core) Private label soup College Inn Premium fruit Value-added tomatoes Base business segments Vegetables Base fruit Base tomatoes Wet pet food (core) Private label pet Infant feeding Base seafood 29 Growth segments 67 Base segments Avg. 2000-2002 Category1 Sales CAGR 7% growth flat Non-strategic segments Pet (non-core) 4 Non-strategic segments 1 Does not include Wal*Mart sales Source: Internal company financials, ACNielsen

Strong brand leadership Strong brand leadership Strong brand leadership Strong brand leadership 54% of our retail sales are in #1 brands Business Fruit Vegetables Tomatoes Pet Snacks Tuna #1 Retail Brands 54% of DLM retail sales in these #1 brands Source: Internal company financials, ACNielsen

Profit structure 1 Includes: Dole, Hormel, Interstate Bakeries, McCormick, Fresh Del Monte, Flowers Foods, Dreyer's, Smucker's, and Ralcorp Source: Compustat, company reports .. . . leading to one of the highest EBITDA margins among mid-caps Legacy Del Monte - 2002 New Del Monte - 2002 Peer1 average - 2002 We have grown our EBITDA faster than our peers since '98 . . . Legacy Del Monte EBITDA CAGR (98-02) Average Peer1 EBITDA CAGR (98-02) Percent

ROIC track record Average ROIC (1998-2002), Percent We also have a solid track record of spending capital wisely Del Monte Peers Note: ROIC includes goodwill. Calculations based on reported financials 1 Peers include Dean Foods, Dole, Dreyer's, Hormel, Kraft, and McCormick. Used arithmetic average. Source: Compustat data, company reports

Senior management team Our senior team has deep experience, with an average of 22 years in the U.S. dry grocery industry Seasoned strategic management capability across all of our categories Significant operating experience leading each Business Unit Rick Wolford Chairman and CEO Dave Meyers CFO Wes Smith COO Bob Magrann EVP of Sales Don Binotto Managing Director, Seafood Marc Haberman Managing Director, Del Monte Brands Todd Lachman Managing Director, Pet Products Dale Miller Managing Director, Veterinary Pet Products Joe Roxstrom Managing Director, Soup and Infant Feeding Nils Lommerin EVP of Human Resources

5 core strategies 1. Integrate into a single company with a common go-to- market platform and strategies 1 2 3 4 5 Our value-adding strategies Five strategies will leverage our platform to drive earnings and ROIC growth 2. Expand our growth segments and capitalize upon their higher margins 3. Strengthen our base business segments to reinforce our go-to-market platform and leverage their cash flow generation 4. Continue to restructure and manage costs out of our supply chain 5. Use our cash flow to drive growth in earnings through de-levering the Company and through opportunistic acquisitions

Strategy #1: Integrate We are progressing well in our integration plans, which is making our platform even stronger Accomplished objective of minimizing business and customer disruptions during the transition period Major National Customer #1: "This is the most seamless merger I have ever seen" Major National Customer #2: "I didn't even realize you had already merged" Management and organization working as one

Strategy #1: Integrate Sales broker consolidation Common IT platform decision made IT integration Soup production moved in-house to Mendota, IL Material logistics savings from rate re- negotiations VMI customer alignment Factory direct and distribution network optimization Common financial reporting Trade promotion planning Common human resource policies Compensation/benefits administration Sales model realignment Demand planning Marketing service provider consolidation Status Completed Completed Ahead of schedule Ahead of schedule Ahead of schedule On schedule On schedule On schedule On schedule On schedule On schedule On schedule On schedule On schedule We are making good progress on our integration initiatives, teams are on or ahead of schedule Already complete Underway, complete in F04 Planning, complete in F05 or F06

Procurement $7 - $10 Distribution $16 - $18 Manufacturing $10 - $14 Sales $2 - $4 SG&A $9 - $10 $ Millions TOTAL $46 - $54 Still on track with original projections We are on track to capture ~$50M in synergies by F06 Function Planned synergy capture (F06) Strategy #1: Integrate Source: Internal company financials

Strategy #2: Expand growth segments Growth segment elements Segments have healthy growth Del Monte growth within segments is strong Del Monte has strong share positions Higher margin than remainder of business Support ~7% per year ~9% per year Del Monte product innovations driving overall segment growth #1 share: Tuna pouch, Premium Fruit, Private label soup, Value-added tomatoes, Dry dog food1 #2 share: Pet snacks Growth segment almost two times base segment margin Our growth segments are healthy, and we are well-positioned within them 1 #1 in the taste-based, dry dog food segment Source: Internal company financials, ACNielsen

Strategy #2: Expand growth segments Key Success Factors Healthy category growth Be a leading product innovator Half of legacy Del Monte growth since '97 due to new products New businesses also have successful, recent innovation Examples: Tuna pouch, Scooby Snacks Execute with detail-based blocking and tackling Leverage strong brand equity Leverage share or have a focused, differentiated consumer proposition Premium fruit/Tuna Kibbles 'n Bits/Pet snacks Ensure consistently high product quality Kibbles n' Bits Pup-peroni Ensure sufficient consumer and in-store merchandising support Pet Food and Tuna increased media Detail-based merchandising execution There are 7 key success factors in our growth segments

Strategy #2: Expand growth segments Strategy #2: Expand growth segments We have proven our ability to drive retail revenue growth through new product introductions since 1997 Recent examples EXAMPLE: DEL MONTE BRANDS Del Monte Brands retail growth from New product introductions Acquisitions and existing products Total 2.9% 3.4% 6.3%1 CAGR (1997-2002) 1 Includes Del Monte Brands retail sales only Source: Internal company financials % retail Net Sales growth (1997-2002)

10/14/2000 12/9/2000 2/3/2001 3/31/2001 5/26/2001 7/21/2001 9/15/2001 11/10/2001 1/5/2002 3/2/2002 4/27/2002 6/22/2002 7/22/2002 9/14/2002 0.2 0.6 1.5 2 3.9 5.5 7 7.5 8.1 8.7 10 10.8 11.5 12 12.6 12.9 13.1 13.8 15 15.4 16.1 16.6 17 18.5 19.2 Repeat usage exceeds 50% Percent cumulative trial penetration StarKist Pouch Trial Penetration Strategy #2: Expand growth segments Product and packaging innovation Better product quality We will replicate the strategy we followed with Tuna Pouch in the future Source: ACNielsen

Strategy #2: Expand growth segments Scooby Snacks is another example of how we brought significant new "news" to our categories Product Innovation Drive sustained category growth and DMPP Biscuit share explosion Reach New Consumers Great tasting Biscuit in "tasteless" segment Unique Shapes Leverages existing Scooby brand equity Target households with kids- an "untapped" growth opportunity Source: ACNielsen Pre: 26 Wks ending 3/23/02, Post: 26 Wks ending 9/21/02 Scooby accounts for 80% of category growth Also increased our Biscuit share from 7.3% to 10.6% Doubled Biscuit category growth rate

Strategy #2: Expand growth segments From To We will also re-invest in consumer media spending Example: Pet Products Kibbles 'n Bits Average Media Spend (1997-99) Average % of Net Sales Kibbles 'n Bits Estimated Media Spend (2004) Source: Internal company financials Strong ROI expected on this increased media spend

Strategy #2: Expand growth segments

We will address all the key success factors in our growth segments

Key Success Factors	Tuna pouch	Pet snacks (core)	Dry pet food (core)	Private label soup	College Inn	Premium fruit	Value-added tomatoes
1. Healthy category growth	✓	✓	✓	✓	✓	✓	✓
2. Be a leading product innovator	✓	✓	✓	✓	✓	✓	✓
3. Execute with detail-based blocking and tackling	✓	✓	✓	✓	✓	✓	✓
4. Leverage strong brand equity	✓	✓	✓		✓	✓	✓
5. Leverage share or have a focused, differentiated consumer proposition	✓	✓	✓	✓	✓	✓	✓
6. Ensure high product quality	✓	✓	✓	✓	✓	✓	✓
7. Ensure sufficient consumer and in-store merchandising support	✓	✓	✓	✓	✓	✓	✓

Del Monte Foods

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Growth segment elements The segments are large Del Monte has strong share positions Segments have strong cash flow generation Reinforce our U.S. dry grocery strength Support $8.2B in U.S. sales #1 branded share: Vegetables, Base fruit, Base seafood #2 branded share: Base tomatoes, Wet pet food, Infant feeding1 Stable businesses have historically generated dependable and strong levels of cash flow Very important traffic-generating categories to our retail customers Our base segments are healthy, and we are well-positioned within them Strategy #3: Strengthen base segments 1 Infant feeding alternates between #2 and #3, but is more often #2 Source: ACNielsen

Key Success Factors Maintain healthy, stable category growth Drive focused product and packaging innovation New club channel packaging Pull-top lids Easy Squeeze Ketchup New flavor varieties in base Pet Products Execute with detail-based blocking and tackling Maintain strong product quality 9Lives Canned tuna Ensure sufficient consumer and in-store merchandising support Leverage scale position with U.S. retailers Strategy #3: Strengthen base segments The key success factors are very similar to those in our growth segments

Dedicated blocking and tackling, combined with innovation, has driven share increases and higher price premiums Fruit * Vegetable Solid Tomatoes EXAMPLE: DEL MONTE BRANDS Del Monte Libby's Private Label Price Premium v. Private Label 35.5% 13.7% 44.2% 10.2% 41.9% 4.0% 40.2% 19.4% +6.4 -9.7 -4.0 F961 F021 Difference Del Monte Green Giant Private Label Price Premium v. Private Label 20.4% 16.0% 41.2% 29.0% 22.8% 13.2% 45.1% 42.0% +2.4 -2.8 +3.9 Del Monte Hunt's Private Label Price Premium v. Private Label 9.6% 11.1% 29.1% 37.7% 21.3% 11.9% 31.5% 43.0% +11.7 +0.8 +2.4 * Fruit equals Major Fruit plus Fruit Cup. Source: ACNielsen Strategy #3: Strengthen base segments

Strategy #3: Strengthen base segments

We will address all the key success factors in our base segments

Key Success Factors	Vege- tables	Base fruit	Base tomatoes	Wet pet food	Private label pet	Infant Feeding	Base seafood
1. Maintain healthy, stable category	✓	✓	✓	✓	✓	✓	✓
2. Drive focused product and packaging innovation	✓	✓	✓	✓	✓	✓	✓
3. Execute with detail-based blocking and tackling	✓	✓	✓	✓	✓	✓	✓
4. Maintain strong product quality	✓	✓	✓	✓	✓	✓	✓
5. Ensure sufficient consumer and in-store merchandising support	✓	✓	✓	✓		✓	✓
6. Leverage scale position with U.S. retailers	✓	✓	✓	✓	✓	✓	✓

Del Monte Foods

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Strategy #4: Supply chain improvement Manufacturing Logistics Moving soup production in-house to Mendota, IL Launch West Coast soup labeling Continue to develop joint manufacturing to more effectively utilize capacity Leverage international sourcing and expertise to drive optimal worldwide sourcing strategies Optimization of the Distribution Center network We will continue to restructure our supply chain to reduce costs

Strategy #4: Supply chain improvement Inventory Manufacturing Logistics Implement inventory control best practices across East and West Reduce manufacturing labor costs through capital improvement/deployment Rate and mode transportation optimization Increasing factory-direct shipment We will manage costs out of the restructured supply chain Procurement Harmonize the demand/supply planning process Leveraging larger purchasing scale to re-negotiate rates SG&A Harmonize our organization structure and processes

Strategy #5: Use cash flow to de-lever and drive growth Debt/EBITDA We will significantly reduce our leverage 12/19/021 F04E Year End 12/20/02 (Merger Date) F03E Year End 0.5 point reduction as a result of the transaction itself 1 Legacy Del Monte the day before the merger Source: Internal company financials 0.4 point reduction through debt pay- down in F04

Financial Overview

Q3 F03 Del Monte Results $ in millions, except EPS Source: Internal company financials (1) Includes Del Monte Brands for all periods presented and excludes non-recurring or non-cash charges and credits. (2 Includes pro forma interest as if merger occurred at beginning of periods presented. Relative to Q3 last year, we grew EPS 18%

Q1-Q3 F03 Del Monte Results Source: Internal company financials $ in millions, except EPS (1) Includes Del Monte Brands for all periods presented and excludes non-recurring or non-cash charges and credits. (2 Includes pro forma interest as if merger occurred at beginning of periods presented. Relative to Q1 to Q3 last year, we grew EPS 6.7%

Del Monte F04 guidance Source: Internal company financials (1) Before ~$25M in integration expenses EPS $0.88 to $0.92 Integration savings $17M FCF In excess of $200M(1) F04 Guidance Expected Performance 6-9% growth over F03 We expect to grow EPS 6-9% in F04

Shareholder value creation proposition We are strategically focused on U.S. dry grocery sales through the retail channel We have the size, brand power and performance track record to further strengthen an already strong platform to support revenue and earnings growth To drive this growth, we will leverage the platform and cash generation of our base segments to drive growth in our high margin growth segments Integration is progressing well, and is expected to further support our growth plans The company will generate significant cash, which will be used to drive earnings growth through de-levering and enabling accretive acquisitions